Fair Value Disclosures	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures
Fair Value Disclosures

4. Fair Value Disclosures

The following table presents the Group’s financial instruments by level within the fair value hierarchy under ASC 820, Fair Value Measurement:

	Fair Value Measurement Using
	Level 1	Level 2	Level 3	Total

	(in US$’000)
As at December 31, 2021
Cash and cash equivalents	377,542	—	—	377,542
Short-term investments	634,158	—	—	634,158
Warrant (Note 20)	—	2,452	—	2,452
As at December 31, 2020
Cash and cash equivalents	235,630	—	—	235,630
Short-term investments	199,546	—	—	199,546

Accounts receivable, other receivables, accounts payable and other payables are carried at cost, which approximates fair value due to the short-term nature of these financial instruments, and are therefore excluded from the above table. Bank borrowings are floating rate instruments and carried at amortized cost, which approximates their fair values, and are therefore excluded from the above table.